Exhibit 99.9

EXECUTION VERSION

JPMDB Commercial Mortgage Securities Trust 2018-C8
Commercial Mortgage Pass-Through Certificates, Series 2018-C8

Amendment No. 1 to Pooling and Servicing Agreement

Amendment No. 1 to Pooling and Servicing Agreement, dated as of July 16, 2018 (this “Amendment No. 1”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), LNR Partners, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer"), to the Pooling and Servicing Agreement defined below.

RECITALS

WHEREAS, the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Operating Advisor and the Asset Representations Reviewer are parties to a Pooling and Servicing Agreement, dated and effective as of June 1, 2018 (the “Pooling and Servicing Agreement”);

WHEREAS, the Depositor desires to amend the Pooling and Servicing Agreement pursuant to Section 13.01(b) thereof in order to replace Schedule 2 of the Pooling and Servicing Agreement with the schedule set forth in Section 1 hereto to conform the payment entitlements to those reflected in the Modeling Assumptions (as defined in the Prospectus);

WHEREAS, the Certificate Administrator has received consent to this Amendment No. 1 from the Holders of 100% of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB Certificates, which reflect all the Classes of Certificates affected by Amendment No. 1;

WHEREAS, the parties hereto have received an Opinion of Counsel pursuant to Section 13.01(c) of the Pooling and Servicing Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Depositor, each Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, the Operating Advisor and the Asset Representations Reviewer agree as follows:

SECTION 1. AMENDMENT

The current contents of Schedule 2 of the Pooling and Servicing Agreement are hereby replaced with the following:

CLASS A-SB PLANNED PRINCIPAL BALANCE SCHEDULE

Distribution Date	Balance($)	Distribution Date	Balance($)
7/15/2018	33,165,944.00	4/15/2023	33,165,944.00
8/15/2018	33,165,944.00	5/15/2023	33,165,944.00
9/15/2018	33,165,944.00	6/15/2023	33,165,571.22
10/15/2018	33,165,944.00	7/15/2023	32,582,023.71
11/15/2018	33,165,944.00	8/15/2023	32,045,140.35
12/15/2018	33,165,944.00	9/15/2023	31,506,008.44
1/15/2019	33,165,944.00	10/15/2023	30,915,732.47
2/15/2019	33,165,944.00	11/15/2023	30,371,868.04
3/15/2019	33,165,944.00	12/15/2023	29,776,992.93
4/15/2019	33,165,944.00	1/15/2024	29,228,356.69
5/15/2019	33,165,944.00	2/15/2024	28,677,422.38
6/15/2019	33,165,944.00	3/15/2024	28,027,172.94
7/15/2019	33,165,944.00	4/15/2024	27,471,202.80
8/15/2019	33,165,944.00	5/15/2024	26,864,563.14
9/15/2019	33,165,944.00	6/15/2024	26,303,720.62
10/15/2019	33,165,944.00	7/15/2024	25,692,345.88
11/15/2019	33,165,944.00	8/15/2024	25,126,590.51
12/15/2019	33,165,944.00	9/15/2024	24,558,464.94
1/15/2020	33,165,944.00	10/15/2024	23,940,012.40
2/15/2020	33,165,944.00	11/15/2024	23,366,913.46
3/15/2020	33,165,944.00	12/15/2024	22,743,627.72
4/15/2020	33,165,944.00	1/15/2025	22,165,514.12
5/15/2020	33,165,944.00	2/15/2025	21,584,978.25
6/15/2020	33,165,944.00	3/15/2025	20,859,375.62
7/15/2020	33,165,944.00	4/15/2025	20,273,360.77
8/15/2020	33,165,944.00	5/15/2025	19,637,523.08
9/15/2020	33,165,944.00	6/15/2025	19,046,386.25
10/15/2020	33,165,944.00	7/15/2025	18,405,570.90
11/15/2020	33,165,944.00	8/15/2025	17,809,269.49
12/15/2020	33,165,944.00	9/15/2025	17,210,469.17
1/15/2021	33,165,944.00	10/15/2025	16,562,206.28
2/15/2021	33,165,944.00	11/15/2025	15,958,177.69
3/15/2021	33,165,944.00	12/15/2025	15,304,833.89
4/15/2021	33,165,944.00	1/15/2026	14,695,533.63
5/15/2021	33,165,944.00	2/15/2026	14,083,679.66
6/15/2021	33,165,944.00	3/15/2026	13,329,670.49
7/15/2021	33,165,944.00	4/15/2026	12,712,085.83
8/15/2021	33,165,944.00	5/15/2026	12,045,567.94
9/15/2021	33,165,944.00	6/15/2026	11,422,598.92
10/15/2021	33,165,944.00	7/15/2026	10,750,848.39
11/15/2021	33,165,944.00	8/15/2026	10,122,450.25
12/15/2021	33,165,944.00	9/15/2026	9,491,417.90
1/15/2022	33,165,944.00	10/15/2026	8,811,831.23
2/15/2022	33,165,944.00	11/15/2026	8,175,302.73
3/15/2022	33,165,944.00	12/15/2026	7,490,374.81
4/15/2022	33,165,944.00	1/15/2027	6,848,304.48
5/15/2022	33,165,944.00	2/15/2027	6,203,542.30
6/15/2022	33,165,944.00	3/15/2027	5,419,684.29
7/15/2022	33,165,944.00	4/15/2027	4,768,926.87
8/15/2022	33,165,944.00	5/15/2027	4,070,170.97
9/15/2022	33,165,944.00	6/15/2027	3,413,753.42
10/15/2022	33,165,944.00	7/15/2027	2,709,496.88
11/15/2022	33,165,944.00	8/15/2027	2,047,372.14
12/15/2022	33,165,944.00	9/15/2027	1,382,470.99
1/15/2023	33,165,944.00	10/15/2027	669,969.91
2/15/2023	33,165,944.00	11/15/2027 and thereafter	0.00
3/15/2023	33,165,944.00

SECTION 2. Effective Date. This Amendment No. 1 shall become effective as of the date of this Amendment No. 1 upon execution and delivery by a duly authorized officer of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Operating Advisor and the Asset Representations Reviewer.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment No. 1, the Pooling and Servicing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 4. Defined Terms. Unless otherwise defined in this Amendment No. 1, capitalized terms used herein shall have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

SECTION 5. Counterparts. For the purpose of facilitating the recordation of this Amendment No. 1 as herein provided and for other purposes, this Amendment No. 1 may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Amendment No. 1.

SECTION 6. Governing Law. THIS AMENDMENT NO. 1 AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT NO. 1, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT NO. 1, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT NO. 1.

EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT NO. 1; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AMENDMENT NO. 1 OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., Depositor

By:	/s/ Dwayne McNicholas
Name: Dwayne McNicholas
Title: Vice President

WELLS FARGO BANK, National Association, Master Servicer

By:	/s/ MaryKate Walker
Name: MaryKate Walker
Title: Vice President

LNR PARTNERS, LLC, Special Servicer

By:	/s/ Adam A. Behlman
Name: Adam A. Behlman
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Certificate Administrator

By:	/s/ Stephanie Atwell
Name: Stephanie Atwell
Title: Vice President

Amendment No. 1 to JPMDB 2018-C8 Pooling and Servicing Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:	/s/ Clarice Wright
Name: Clarice Wright
Title: Assistant Vice President

PENTALPHA SURVEILLANCE LLC, Operating Advisor

By:	/s/ James Callahan
Name: James Callahan
Title: Executive Director and Solely as
an Authorized Signatory for
Pentalpha Surveilance LLC

PENTALPHA SURVEILLANCE LLC, Asset Representations Reviewer

By:	/s/ James Callahan
Name: James Callahan
Title: Executive Director and Solely as
an Authorized Signatory for
Pentalpha Surveilance LLC

Amendment No. 1 to JPMDB 2018-C8 Pooling and Servicing Agreement